UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 21, 2005

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	33-1073076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 21, 2005, Genworth Financial, Inc. (the “Registrant”) and GE Financial Assurance Holdings, Inc. (“GEFAHI”), an indirect subsidiary of General Electric Company, entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein. Pursuant to the Common Stock Underwriting Agreement, GEFAHI agreed to sell, and the underwriters agreed to purchase for resale to the public, 80,000,000 shares of the Registrant’s Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), plus up to an additional 12,000,000 shares to cover over-allotments, if any. A copy of the Common Stock Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated by reference herein.

On September 21, 2005, the Registrant and GEFAHI also entered into an underwriting agreement (the “SynDECS Underwriting Agreement”) with Citigroup Funding Inc. (“CFI”), Citigroup Inc., as guarantor, and Citigroup Global Markets Inc. (“CGMI”), as representative of the several underwriters named therein. Pursuant to the SynDECS Underwriting Agreement, GEFAHI agreed to sell, and CGMI agreed to purchase, 21,000,000 shares of the Registrant’s Class A Common Stock in connection with a public offering by its affiliate, CFI, of Variable Rate Exchangeable Notes Due 2008, or SynDECSSM, which are exchangeable at maturity into shares of Class A Common Stock. GEFAHI also granted CGMI the option to purchase an additional 3,150,000 shares of Class A Common Stock if the underwriters of the SynDECS offering exercise their over-allotment option. A copy of the SynDECS Underwriting Agreement is filed as Exhibit 1.2 hereto and is incorporated by reference herein.

On September 23, 2005, the options to purchase additional shares from GEFAHI pursuant to each of the underwriting agreements described above were exercised in full, and on September 27, 2005, the transactions contemplated by those underwriting agreements were consummated. Following the completion of these transactions, GEFAHI owns approximately 27% of the Registrant’s outstanding common stock.

The public offering and sale of the shares of Class A Common Stock pursuant to each of the underwriting agreements has been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (Registration No. 333-127472).

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this report:

Number	Description
1.1	Underwriting agreement, dated September 21, 2005, by and among the Registrant, GE Financial Assurance Holdings, Inc. and Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto.

1.2	Underwriting agreement, dated September 21, 2005, by and among the Registrant, GE Financial Assurance Holdings, Inc., Citigroup Funding Inc., Citigroup Inc., as guarantor, and Citigroup Global Markets Inc., as representative of the several underwriters named in Schedule I thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2005

GENWORTH FINANCIAL, INC.

By:	/s/ Richard P. McKenney
Richard P. McKenney
Senior Vice President – Chief Financial Officer

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EXHIBIT INDEX

Number	Description
1.1	Underwriting agreement, dated September 21, 2005, by and among the Registrant, GE Financial Assurance Holdings, Inc. and Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto.

1.2	Underwriting agreement, dated September 21, 2005, by and among the Registrant, GE Financial Assurance Holdings, Inc., Citigroup Funding Inc., Citigroup Inc., as guarantor, and Citigroup Global Markets Inc., as representative of the several underwriters named in Schedule I thereto.

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